UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 4, 2008

(Date of earliest event reported)

SIRONA DENTAL SYSTEMS, INC

(Exact name of registrant as specified in its charter)

Delaware	000-22673	11-3374812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30-30 47th Avenue, Suite 500 Long Island City, New York	11101
(Address of principal executive offices)	(Zip Code)

(718) 937-5765

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 4, 2008, Sirona Dental Systems, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated Thursday, December 4, 2008, of Sirona Dental Systems, Inc., announcing its financial results for the fourth quarter and fiscal year ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRONA DENTAL SYSTEMS, INC.
(Registrant)

Date: December 4, 2008

By:	/s/ Jonathan Friedman
Jonathan Friedman
Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated Thursday, December 4, 2008, of Sirona Dental Systems, Inc., announcing its financial results for the fourth quarter and fiscal year ended September 30, 2008.